                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 5, 2002


                           MONTPELIER RE HOLDINGS LTD.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          BERMUDA                       001-31468              NOT APPLICABLE
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
    OF INCORPORATION OR                                      IDENTIFICATION NO.)
       ORGANIZATION)

                                MINTFLOWER PLACE
                               8 PAR-LA-VILLE ROAD
                                 HAMILTON HM 08
                                     BERMUDA

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 296-5550
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits:

        The following exhibits are filed as part of this report:

        99.1    Press Release of the Registrant, dated November 5, 2002

ITEM 9. OTHER EVENTS.

EARNINGS GUIDANCE

On November 5, 2002, Montpelier Re Holdings Ltd. issued a press release disclosing its third quarter 2002 earnings results. The press release has been attached as Exhibit 99.1.

As previously announced, Montpelier Re executives conducted a conference call on Wednesday November 6th, 2002 to discuss the third quarter results. The presentation was made to the public via a live audio web-cast. A telephone replay of the conference call is available through November 13th, 2002 by dialing 888-286-8010 (toll-free) or 617-801-6888 (International) and entering the pass code: 62271.

During the call, Tom Kemp, Chief Financial Officer, discussed the following currently projected financial information for the full 2002 year and the upcoming 2003 year. The following are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. See "Forward-Looking Statements" below.


                                Estimated 2002               Estimated 2003

Gross written premium          $580 - 590 million            $850 - 860 million
Net earned premium             $350 - 360 million            $730 - 740 million
Earnings per share(1)          $1.95 - 2.05                  $3.00 - 3.20

(1) Assumes common shares outstanding remain at 63,392,600.

Mr. Kemp also stated that the projected total investment return for the next 12 months is estimated to be approximately 4%. In addition, the currently projected fully converted book value at December 31, 2002 is estimated to be between $18.80 and $19.00 per share and it is currently projected to grow at a rate of approximately 15% to 16% during 2003 resulting in an estimated fully converted book value at December 31, 2003 of between $21.60 and $22.00 per share.

Forward-Looking Statements

This Current Report contains "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control that could cause actual results to differ materially from such statements. Important events that could cause the actual results to differ include, but are not necessarily limited to, our short operating history; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the impact of terrorist activities on the economy; our reliance on reinsurance brokers; the impact of currency exchange rates and interest rates on our investment results; competition in the reinsurance industry and rating agency policies and practices. In addition, due in part to these assumptions and factors, any projections of growth in our gross written premium, net earned premium, investment returns or other similar financial information would not necessarily result in commensurate levels of underwriting and operating profits. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in the Company's Form S-1 (Registration No. 333-89408) filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Montpelier Re Holdings Ltd.
                                        ---------------------------
                                               (Registrant)

 November 5, 2002                       By:/s/  Neil McConachie
------------------                      ---------------------------
       Date                             Name: Neil McConachie

                                        Title: Financial Controller
                                        (chief accounting officer)
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                                INDEX TO EXHIBITS

Exhibit No.       Description
99.1              Press Release of the Registrant, dated November 5, 2002